UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

Surgery Partners, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Seven Springs Way, Suite 600

Brentwood, Tennessee 37027

(Address of Principal Executive Offices) (Zip Code)

(615) 234-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SGRY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934. (§ 240.12b- 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 11, 2025, Surgery Partners, Inc. (“Surgery Partners” or the “Company”) announced that its wholly-owned subsidiary, Surgery Center Holdings, Inc. (the “Issuer”), intends to offer $425.0 million of additional 7.250% Senior Notes due 2032 (the “Offering”), the proceeds of which are expected to be used for general corporate purposes, including, but not limited to, repaying outstanding borrowings under its revolving credit facility. The Offering is expected to be conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Company issued a press release with respect to the Offering, and such press release is attached hereto and furnished as Exhibit 99.1.

The information in this Item 7.01 and in the accompanying exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act or the Exchange Act.

Forward-Looking Statements

This report contains “forward-looking” statements, including those regarding Surgery Partners’ intention to offer and sell, and apply the net proceeds of, the notes. These statements include, but are not limited to, the Company’s expectations regarding the proposed offering. These statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” and similar expressions. All forward-looking statements are based on current expectations and beliefs as of the date of this report and are subject to risks, uncertainties and other factors that may cause actual results to differ materially from the expectations discussed in, or implied by, the forward-looking statements. Many of these factors are beyond our ability to control or predict including, without limitation, the risk that the proposed offering is not completed on the terms or in the amounts anticipated, or at all, and the other risks and uncertainties identified and discussed in the Company’s reports filed with the SEC, including in Item 1A under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed on March 7, 2025 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, filed on May 12, 2025, August 5, 2025 and November 10, 2025, respectively. Except as required by law, neither the Company nor the Issuer undertakes any obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this report, or to reflect the occurrence of unanticipated events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated December 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2025	SURGERY PARTNERS, INC.

	By:	/s/ David T. Doherty
David T. Doherty
Executive Vice President and Chief Financial Officer